EXHIBIT 25B
                                                  FORM T - 1

                                       SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C.  20549

                                       STATEMENT OF ELIGIBILITY UNDER THE
                                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                                          DESIGNATED TO ACT AS TRUSTEE

                                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                                       COMMERCE BANK, NATIONAL ASSOCIATION
                                       -----------------------------------
                               (exact name of trustee as specified in its charter)

                                        NATIONAL BANKING ASSOCIATION
                              -----------------------------------------------
                                 (State of incorporation if not a national bank)

                                                   44-0206815
                                                   ----------
                                      (I.R.S. employer identification No.)

                                   1000 WALNUT STREET, KANSAS CITY, MISSOURI
                                   -----------------------------------------
                                    (Address of principal executive offices)

                                                      64106
                                                      -----
                                                   (Zip Code)

                                                 William E. Ekey
                                                 ---------------
                             922 Walnut Street, Kansas City, MO 64106 (816) 234-2102
                             -------------------------------------------------------
                            (Name, Address and telephone number of agent for service)

                                            Farmland Industries, Inc.
                                            -------------------------
                              (Exact name of obligator as specified in its charter)

                                                     Kansas
                                                     ------
               (State or other jurisdiction of incorporation or organization)

                                                   44-0209330
                                                   ----------
                                      (I.R.S. Employer Identification No.)

                                12200 N. Ambassador Drive, Kansas City, Missouri
                                ------------------------------------------------
                                    (Address of principal executive offices)

                                                      64136
                                                      -----
                                                   (Zip Code)

                                          Subordinated Debt Securities

                                       (Title of the indenture securities)

ITEM 1.           General Information.

                  Furnish the following information as to the trustee:

                  (a)    Name and address of each examining or supervising
                         authority to which it is subject.

                                 Comptroller of the Currency,
                                 Washington, D.C.

                  (b)    Whether it is authorized to exercise corporation trust                  powers.

                                 Yes.

ITEM 2.           Affiliations with obligor and underwriters.

                  If the obligor or any underwriter for the obligor is an       affiliate        of the
trustee, describe each such affiliation.

                                                      NONE

ITEM 3.           Voting securities of the trustee.

                  Furnish the following information as to each class of voting  securities of the trustee:

                              As of September 30, 2001

---------------------------------------------------------------------------
      COL. A.                                                 COL. B.
Title of class                                         Amount Outstanding
--------------                                         ------------------

Capital Stock - par $20                               900,000 Shares

                  [The remainder of this page was intentionally left blank]

ITEM 4.           Trusteeships under other indentures.

                  If the trustee is a trustee under another indenture under which       any other securities,
or certificates of interest or   participation in any other securities, of the obligor are       outstanding,
furnish the following information:

                         (a)     Title of the securities outstanding under each such
other indenture.

                  Subordinated Capital Investment Certificates (under Indenture         dated November 8,
1984) due 5 years from date of issue (34th  Indenture)

                                                       and

                  Subordinated Capital Investment Certificates (under Indenture         dated November 8,
1984) due 10 years from date of issue (35th          Indenture)

                                                       and

                  Subordinated Capital Investment Certificates (under Indenture         dated November 8,
1984) due 20 years from date of issue (36th          Indenture)

                                                       and

                  Subordinated Monthly Income Capital Investment Certificates   (under Indenture dated
November 8, 1984) due 10 years from date    of issue (37th Indenture)

                                                       and

                  Subordinated Individual Retirement Account Certificates (under        Indenture dated
November 8, 1984) due 10 years from date of          issue (38th Indenture)

                                                       and

                  Subordinated Monthly Income Capital Investment Certificates   (under Indenture dated
November 11, 1985) due 5 years from date    of issue (39th Indenture)

                                                      and

                  Subordinated Debenture Bonds, Series A-H (under subordinated  Indenture  dated as of December
4, 1997) (41st Indenture)

                         (b)     A brief statement of the facts relied upon as a basis                    for
the claim that no conflicting interest within the                      meaning of Section 310 (b) (1) of the
Act arises as a                  result of the trusteeship under any such other
indenture, including a statement as to how the                                  securities will rank with the
securities issued under                 such other indenture.

                                 The securities issued, or to be issued, under the indentures named herein are wholly unsecured and rank equally with each other without priority.

ITEM 5.           Interlocking directorates and similar relationships with
                  obligor or underwriters.

                  If the trustee or any of the directors or executive officers of he trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                                 Robert Honse, Chief Operating Officer of Farmland Industries, Inc., is a
                                 member of Commerce Bank's Kansas City market advisory board (non-voting board).

ITEM 6.           Voting securities of the trustee owned by the obligor or its  officials.

                  Furnish the following information as to the voting securities         of the trustee owned
beneficially by the obligor and each    director, partner and executive officer of the obligor.

                                     As of September 30, 2001

---------------------------------------------------------------------------
  COL. A.        COL. B.        COL. C.                  COL. D.
                                Amount           Percentage of voting
  Name of        Title of       owned            securities represented by
  owner          class          beneficially     amount given in Col. C.
---------        --------       ------------     -------------------------

                                                      NONE

                            [The remainder of this page was intentionally left blank]

ITEM 7.           Voting securities owned by underwriters or their officials.

                  Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer or each underwriter.

                           As of September 30, 2001

---------------------------------------------------------------------------
  COL. A.          COL. B.          COL. C.           COL. D.
                                                            Percentage of voting
                                                 securities represented
  Name of          Title of      Amount Owned    by amount given in
  owner            class         beneficially    Col. C.
---------          --------      ------------    ----------------------

                                                      NONE

ITEM 8.           Securities of the obligor owned or held by the trustee.

                  Furnish the following information as to the securities of the         obligor owned
beneficially or held as collateral security for      obligations in default by the trustee.

                           As of September 30, 2001

___________________________________________________________________________ COL. A.        COL. B.
COL. C.                   COL. D.
            Whether the        Amount owned              Percent of
                  securities are     beneficially or held as   class represented   Title of  voting or
non-     collateral security for   by amount given
  class     voting securities  obligations in default    in Col. C.
---------   -----------------  -----------------------   -----------------

                                                      NONE

ITEM 9.           Securities of underwriters owned or held by the trustee.

                  If the trustee owns beneficially or holds collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                           As of September 30, 2001

--------------------------------------------------------------------------
  COL. A.          COL. B.          COL. C.                   COL. D.
                            Amount owned beneficially   Percent of
Name of issuer              or held as collateral       class represented       and         Amount
security for obligations    by amount given
title of class outstanding  in default by trustee       in Col. C.
-------------- -----------  -------------------------   --------------

                                                      NONE

ITEM 10.          Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

                  If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities or the obligor or (2) is an affiliate, other than a subsidiary or the obligor, furnish the following information as to the voting securities of such person.

                           As of September 30, 2001

---------------------------------------------------------------------------
  COL. A.          COL. B.          COL. C.                   COL. D.
                             Amount owned beneficially   Percent of
Name of issuer               or held as collateral       class represented       and          Amount
security for obligations    by amount given
title of class  outstanding  in default by trustee       in Col. C.
--------------  -----------  -------------------------   -----------------

                                                      NONE

ITEM 11.          Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

                  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                           As of September 30, 2001

---------------------------------------------------------------------------
  COL. A.          COL. B.          COL. C.                   COL. D.
                              Amount owned beneficially   Percent of
Name of issuer                or held as collateral       class represented       and          Amount
security for obligations    by amount given
title of class   outstanding  in default by trustee       in Col. C.
--------------   -----------  -------------------------   -----------------

                                                      NONE

ITEM 12.          Indebtedness of the Obligor to the Trustee

                  Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:
__________________________________________________________________________      COL. A.                COL.
B.               COL. C

Nature of Indebtedness          Amount Outstanding        Date Due
----------------------          ------------------        --------

Line of Credit                        $16,491,736.93    November 9, 2001

ITEM 13.          Defaults by the Obligor

                  (a) State whether there is or has been a default with respect to the securities under this indenture.  Explain the nature of any such default

                                 There is not currently, nor has there been a default with respect to the securities under the indentures.

                  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether thee has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                 There has been no default under any of the securities for which the Trustee is a Trustee under any other indenture.

ITEM 14.          Affiliations with the Underwriters

                  If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                 No underwriter is an affiliate of the trustee.

ITEM 15.  Foreign Trustee

                  Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                 Not applicable.

ITEM 16.          List of Exhibits:

                  1.     A copy of the articles of association of the trustee as
                       now in effect.

                  2.     A copy of the certificate of authority of the trustee to       commence business, if
not contained in the articles of                        association.

                  3.     A copy of the authorization of the trustee to exercise         corporate trust
powers.

                  4.     A copy of the existing By-Laws of the trustee or instruments corresponding thereto.

                  5.     A copy of each indenture referred to in Item 4 hereof.

                  6.     The consents of the trustee required by Section 321(b)
                         of the Act.

                  7.     A copy of the latest report of condition of the trustee        published pursuant to
law or the requirements of the                          supervising examining authority.

                                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Commerce Bank,
National Association, a banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Kansas City, and State of Missouri, on the  31st  day of  October, 2001.
                                                                          ------        ---------------

                                               COMMERCE BANK,
                                                 NATIONAL ASSOCIATION

                                             By:      /s/William E. Ekey
                                                 ---------------------------
                                                   William E. Ekey
                                                   Vice-President

                                                                                                      EXHIBIT 1

                      COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT

                                            ARTICLES OF ASSOCIATION
                                            -----------------------

         FIRST.  The title of this Association shall be Commerce Bank, National Association.
         -----

         SECOND.  The main office of the Association shall be in the City of Kansas City, County of Jackson,
         ------
State of Missouri.  The general business of the Association shall be conducted at its main office and its branches.

         THIRD.  The Board of Directors of this Association shall consist of not less than five nor more than
         -----
twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof.  Unless otherwise provided by the laws of the
United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

         FOURTH.  The annual meeting of the shareholders for the election of Directors and the transaction of
         ------
whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law;
and all elections shall be held according to such lawful regulations as may be prescribed by the Board of
Directors.

         Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the bank entitled to vote for election of directors.

         FIFTH.  The authorized amount of capital stock of this Association shall be 100,000 shares of common
         -----
stock of the par value of one hundred dollars ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

         No holder of shares of the capital stock of any class of the corporation shall have any preemptive or preferential right of subscription to any shares of any class of stock of the corporation, whether now or hereafter authorized, or to any obligations convertible into stock of the corporation, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

         The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

         SIXTH.  The Board of Directors shall appoint one of its members President of this Association, who
         -----
shall be Chairman of the Board, unless the Board appoints another director to be the Chairman.  The Board of
Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

         The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of
Directors to do and perform.

         SEVENTH.  The Board of Directors shall have the power to change the location of the main office to
         -------
any other place within the limits of Kansas City, Missouri, without the approval of the shareholders, and shall have the power to establish or change the location of any branch or branches of the Association to any other location without the approval of the shareholders but subject to the approval of the Comptroller of the
Currency.

         EIGHTH.  The corporate existence of this Association shall continue until terminated in accordance
         ------
with the laws of the United States.

         NINTH.  The Board of Directors of this Association, or any shareholder owning, in the aggregate, not
         -----
less than 25 per cent of the stock of this Association, may call a special meeting of shareholders at any time.  Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

         TENTH.  This Association shall, to the fullest extent permissible under The General and Business
         -----
Corporation Law of Missouri, (a) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer or employee of this Association, or is or was serving at the request of this Association as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, and (b) indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action or suit by or in the right of the Association to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Association or is or was serving at the request of the Association as a director, officer or employee of another corporation against expenses and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Association, and indemnification shall be made in the event of negligence or misconduct in the performance of duties to the corporation only to the extent that the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for such expenses; provided, however, that no such indemnification shall be available to any person against expenses or civil money penalties arising from final orders in an administrative proceeding or action instituted by an appropriate bank regulatory agency assessing such civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to this Association; and, provided further, that all advances to an officer, director or employee to indemnify such party against expenses incurred in an action instituted by the Comptroller of the Currency shall be made subject to reimbursement if a final order is entered assessing civil money penalties or requiring payments to be made to this Association and before any advances are made the Board of Directors of this Association in good faith has determined in writing that all the following conditions are met:

1.       The officer, director or employee has a substantial likelihood of prevailing on the merits;

2.       In the event the officer, director or employee does not prevail, he or she will have the financial capability to reimburse this Association; and

3.       Payment of expenses by this Association will not adversely affect the Association's safety and soundness;

and provided further, the Association may purchase insurance covering the liability of its directors, officers, or employees, and pay the premiums therefor, to the extent authorized under The General and
Business Corporation Law of Missouri, except that any such insurance shall exclude insurance coverage for a formal order assessing civil money penalties against a bank director or employee.

         ELEVENTH.  These Articles of Association may be amended at any regular or special meeting of the
         --------
shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                                                                                      EXHIBIT 2

                                               COPY OF THE CHARTER

                                                                                                      EXHIBIT 3

                                    COPY OF THE AUTHORIZATION OF THE TRUSTEE
                                       TO EXERCISE CORPORATE TRUST POWERS

                                                    BY-LAWS  OF

                                        COMMERCE  BANK,  NATIONAL ASSOCIATION

                                               KANSAS  CITY,  MISSOURI

                                                     BY-LAWS  OF

                                       COMMERCE  BANK,  NATIONAL  ASSOCIATION

                                                KANSAS CITY, MISSOURI

                                                      ARTICLE I

                                                STOCKHOLDERS' MEETING

                  Section 1.1       Stockholders' Annual Meeting.  The annual meeting of the stockholders of
                                    ----------------------------
         this Association for the election of directors and the transaction of other business shall be held at the offices of the Association in Kansas City, Missouri, on the third Tuesday of February in each year, and shall be convened by the Chairman of the Board or the President at the hour of ten o'clock
         A.M., or in lieu thereof the stockholders may elect such directors and transact such other business by executing a written document evidencing their unanimous consent thereto and causing such written document to be filed in the official records of this Association by the Secretary.

                  Section 1.2       Special Meetings of Stockholders.  Special meetings of the stockholders
                                    --------------------------------
         may be called by the Chairman of the Board or the President at any time, and shall be called whenever so directed by resolution of the Board of Directors, or whenever stockholders holding a majority of the capital stock issued and outstanding, request either of them in writing so to do.

                  Section 1.3       Notice.  Notice of each annual and each special meeting of stockholders
                                    ------
         shall be given by the Secretary as required by law; provided, that notice of any meeting of stockholders may be waived by any stockholder executing a written waiver of notice either before, during or after such meeting.  The execution of a document evidencing the unanimous consent of all stockholders shall constitute the waiver of any notice required for the taking of such action.

                  Section 1.4       Votes.  Each share of stock shall entitle its owner to one vote, and in
                                    -----
         case of election for Directors, each stockholder shall have the right to cast as many votes in the aggregate as shall equal the number of shares held by such stockholder, multiplied by the number of directors to be elected, and may cast the whole number of votes, in person or by proxy, for one candidate or distribute them among two or more.

                  Section 1.5       Proxies.  Stockholders may vote at any meeting of the stockholders by
                                    -------
         proxies duly authorized in writing; provided, however, that each proxy shall be valid only for the specific meeting of stockholders specified therein and at any adjournments of such meeting, and, provided further, that no officer or employee of this Association shall act as proxy.  Proxies shall be dated and shall be filed with the records of the meeting.

                                                     ARTICLE II

                                                      DIRECTORS

                     Section 2.1    Board of Directors.  The affairs of this Association shall be controlled
                                    ------------------
             and managed by a Board of Directors (hereinafter referred to as the "Board") consisting of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board may not increase the number of directors to a number which: (i)
             exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

         In addition the Board may appoint, from time to time, one or more Advisory Directors to serve in advisory capacities only without the power of final decision in matters concerning the business of this
Association; and the Board delegates to the Chairman, Vice Chairman or President the power and authority to appoint, from time to time, one or more Advisory Directors to serve in advisory capacities in the various market regions of this Association and to establish compensation for such Advisory Directors.

         Advisory Directors  shall be subject to the same requirements relating to retirement as other directors.  Advisory Directors may also serve in an advisory capacity on any committee; provided, that an
Advisory Director may not fill any committee position which, according to these By-Laws, must be filled by a regular member of the Board.

         Section 2.2       Retirement of Directors.  No person shall be elected a director of this Association
                           -----------------------
who shall have attained the age of 70 years, and each person serving as a director of this Association upon attaining the age of 70 years shall be deemed to have submitted his resignation as a director of this
Association with such resignation to become effective on the day such director attains the age of 70 years.
Notwithstanding the foregoing, a director who is also an officer of this Association shall retire from the
Board on the date he shall resign, retire or otherwise terminate his services as an officer of this
Association.  The election or re-election by mistake or otherwise of a director in violation of the aforesaid policy shall not, ipso facto, void such election or re-election or nullify any actions such person might take as a director.

         Section 2.3       Board Meetings.  Regular meetings of the Board shall be held at the office of the
                           --------------
Association in Kansas City, Missouri, or such other place as the Board shall determine, either within or without the State of Missouri at the hour of 9:00 in the morning, on the second Monday of each month, if not a legal holiday, and if the same be a legal holiday, then on the first day following which is not a legal holiday.  No notice shall be required for any such regular monthly meetings of the Board, and any and all business may be transacted thereat.  Meetings of the Board or any Committee of the Board may be conducted in a manner such that members of the Board may participate by means of conference video or similar communications equipment whereby all persons participating in the meeting can see and hear each other, and participation in this manner shall constitute presence in person at the meeting.

         At the first regular meeting of the Board following a stockholders meeting at which directors are elected, the Board shall first proceed with the organization of the new Board and shall elect and appoint such officers as these By-Laws or the Board may prescribe.

         Section 2.4       Special Board Meetings.  Special meetings of the Board may be held at any time on
                           ----------------------
the call of the Chairman of the Board, the Chairman of the Executive Committee, if one be elected, or the
President, or any three (3) directors.

         Section 2.5       Notice of Board Meetings.  While no notice shall be required for any regular
                           ------------------------
meeting of the Board, nevertheless, the Secretary, for the information of the directors, shall mail to each director a written or printed notice specifying the time and place of such meeting, addressed to him at his last known business address (postage prepaid), not less than twenty-four (24) hours before the hour fixed for the meeting.  Except in the case of special meetings called by reason of emergency, as hereinafter provided, notice of the time and place of special meetings shall be given by the Secretary, in writing, delivered to, or by telephone message communicated to, or by prepaid telegram deposited in the telegraph office at Kansas
City, Missouri, addressed to each director not less than twenty-four (24) hours before the hour fixed for the meeting.  Such notices and communications may be addressed to or communicated to such director at his last known place of business or residence, and shall be sufficient if delivered to, addressed to, or communicated to, such place of business or residence.  If in the opinion of the Chairman of the Board, or the President, and of three directors, the matters to be presented at such special meeting are so urgent in their character as to constitute an emergency requiring a shorter notice, and they shall so certify in writing, notice of such meeting may be given in the same manner as hereinbefore provided, but shall be sufficient if given at least one (l) hour before the hour fixed for the meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         Section 2.6       Quorum.  A majority of the directors shall constitute a quorum at any meeting,
                           ------
except when otherwise provided by law, but a lesser number may adjourn any meeting from time to time and the meeting may be held, as adjourned, without further notice.

         Section 2.7       Vacancies.  When any vacancy occurs among the directors the remaining members of
                           ---------
the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board or at a special meeting called for that purpose.

         Section 2.8       Compensation of Directors.  The compensation of Directors and Advisory Directors of
                           -------------------------
this Association for services shall be  established by the Board; provided that no such compensation shall be paid to any director who shall at the time be receiving a salary from the Association, the parent of the
Association or any other subsidiary of the parent, as an officer thereof, without express order from the
Board.

                                                     ARTICLE III

                                                     COMMITTEES

         Section 3.1       Executive Committee.  The Executive Committee shall consist of  five (5) directors,
                           -------------------
of whom the Chairman of the Board, the Chairman of the Executive Committee, if one be so elected, and the
President shall be members and such other members of the Board as may be appointed, from time to time, by the
Chairman of the Board with the approval of the Board.

         The Executive Committee shall have, and exercise, all the powers of the Board during the intervals between meetings of the Board, including the power to control the conduct of the Association's business, and full power to appoint committees and prescribe their duties, and to direct the actions of all officers, agents and employees of the Association.

         The Executive Committee shall meet at the office of the Association on such days and at such hour as meetings of such Committee may be called, from time to time, by any three members thereof, or by the Chairman of the Executive Committee, the Chairman of the Board, or the President.  Notices of meetings shall be given in the same manner as is provided for in the case of special emergency meetings of the Board.  Three (3)
members of the Executive Committee shall constitute a quorum for the transaction of business.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at any meeting of the
Committee.

         Minutes of the meetings of the Executive Committee shall be recorded in chronological order in the same Minute Book of the Association in which the minutes of the meetings of the stockholders and of the Board are recorded, and shall be approved at the next succeeding meeting of the Board as the report of that committee to the Board, together with any special report that said Committee may wish to make to the Board not contained in said minutes.

         Section 3.2       Other Committees.  From time to time the Board may create such other committees,
                           ----------------
consisting of such persons, as the Board may determine to be necessary or desirable and may fix the powers and duties of any such committee.

         Section 3.3       Compensation of Committee Members.  The compensation of committee members for
                           ---------------------------------
service shall be established by the Board for each meeting attended; provided, that no such compensation shall be paid to any committee member who shall at the time be receiving a salary from the Association, the parent of the Association or any other subsidiary of the parent, as an officer thereof, without express order from the Board.

                                                     ARTICLE IV

                                                      OFFICERS

         Section 4.1  Executive Officers.  The executive officers of this Association shall be the Chairman
                      ------------------
of the Board, the Vice Chairman of the Board, if one or more is so elected, the Chairman of the Executive
Committee, if one be so elected, the President, the Executive Vice Presidents and the Secretary.  Any person may hold two or more offices except the offices of President and Secretary.

         Section 4.2       Chairman of the Board.  The Board shall elect one of its members to be Chairman of
                           ---------------------
the Board.  He shall preside at all meetings of the Board and shall supervise the establishment of policies adopted or approved by the Board.  He shall have general executive powers, including, by way of illustration, the power to fix remuneration of officers, agents and employees; to employ and dismiss any officer, agent or employee; and to assign officers, agents and employees to duties in the various areas of the Association, as well as the specific powers conferred by these By-Laws and shall also have and may exercise such further powers and duties as may from time to time be conferred upon, or assigned to him by the Board.

         Section 4.3       Vice Chairman of the Board.  The Board may elect one or more of its members to the
                           --------------------------
office of Vice Chairman of the Board.  In the absence of the Chairman, any Vice Chairman may preside at any meeting of the Board.  The Vice Chairman of the Board shall assist the Chairman of the Board in establishing policies adopted or approved by the Board.  A Vice Chairman of the Board shall have such general executive powers as may be assigned by the Chairman as well as specific powers conferred by these By-Laws, and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board.

         Section 4.4       Chairman of the Executive Committee.  The Board may elect one of its members to the
                           -----------------------------------
office of Chairman of the Executive Committee, and such officer shall preside over all meetings of the
Executive Committee.  In the absence of the Chairman or any Vice Chairman of the Board, the Chairman of the
Executive Committee shall preside at any meeting of the Board.  The Chairman of the Executive Committee shall have such general executive powers as may be assigned by the Chairman as well as specific powers conferred upon or assigned to him by the Board.

         Section 4.5       President.  The Board shall elect one of its members to be President of the
                           ---------
Association.  In the absence of the Chairman, any Vice Chairman, or Chairman of the Executive Committee, the
President shall preside at any meeting of the Board.  The President shall have such general executive powers as may be assigned by the Chairman, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these By-Laws, and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board.

         Section 4.6       Vice President.  The Board shall elect one or more Vice Presidents and may classify
                           --------------
one or more of such Vice Presidents so elected as Executive Vice President, Senior Vice President or
otherwise as the Board may deem appropriate.  The office of  Executive Vice President shall be deemed executive offices of the Association and the persons holding such office shall be authorized to participate in the major policy making functions of the Association and shall additionally have such powers and duties as imposed by the By-Laws or assigned or conferred from time to time by the Board, the Chairman of the Board, a
Vice Chairman or the President.  Each Executive Vice President shall have and may exercise any and all powers and duties pertaining to the office of Executive Vice President as imposed by these By-Laws and shall also have and may exercise such further powers and duties as may from time to time be conferred upon or assigned to him by the Board, the Chairman of the Board, a Vice Chairman or the President.

         Section 4.7       Secretary.  The Board shall elect  a Secretary (who may also be designated as
                           ---------
Cashier) who shall be the Secretary of the Board and of the Association.  He shall attend the meetings of stockholders, the Board, and the Executive Committee and keep minutes of said meetings and shall have custody of the corporate records of the Association.  He shall have custody of the seal of the Association and shall have authority to affix the same to any instrument executed on behalf of the Association and also to attest the same.  He shall also attend to the giving of all notices required by these By-Laws to be given and shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice or imposed by these By-Laws or as may be assigned to him, from time to time, by the Board.  The Board may elect one or more Assistant Secretaries, from time to time, as may appear to be Board to be required or desirable to transact the business of the Association.

         Section 4.8       General Counsel.  The Board shall elect a General Counsel who shall have charge of
                           ---------------
the legal business of the Association and shall appear or provide for proper appearances for the Association in suits and proceedings to which it is a party.  He shall advise the Board, Executive Committee, Chairman of the Board, President and other officers of the Association concerning the affairs of the Association when by them requested.  He shall also have such other powers and duties as may be imposed by these By-Laws.

         Section 4.9       Controller.  The Board shall elect a Controller who shall receive and take care of
                           ----------
all monies, securities and evidences of indebtedness belonging to the Association, keep full and complete accounts of receipts and disbursements, and make reports thereof to the Executive Committee and the Board as often as may be requested.  He shall, under the direction of the Chairman of the Board, a Vice Chairman, or the President, perform such other duties pertinent to his office as they may require.

         Section 4.10      Other Officers. The Board may also elect, from time to time, one or more
                           --------------
individuals as "Officers" or "Corporate Officers" of this Association and with respect to such Officers or
Corporate Officers, the Board may permit the additional use of community, market, group or division title by such Officers or Corporate Officers.  All such titles above the level of vice president shall be approved by the Board.  All titles of vice president and below shall be conferred according to procedures adopted by the
Director of Human Resources.  Such title designation shall not be deemed as conferring any additional responsibility or authority on any such individual beyond that approved in these By-Laws or by resolution of the Board.

         Section 4.11      Bonds.  All officers shall be bonded with such security and approved in such manner
                           -----
as the Board or the Executive Committee may from time to time direct.

         Section 4.12      Tenure of Office.  The officers of this Association shall be elected by the Board
                           ----------------
annually at the annual meeting of the Board and such officers as shall be elected to such offices shall continue in office for one year and until their successors shall be elected, unless such officer shall resign, become disqualified, or be removed.  Persons may be elected officers or be promoted to a different office at any meeting of the Board; provided, that such person so elected shall continue in office only until the next annual meeting of the Board at which all officers are to be elected or re-elected, unless any such person shall resign, become disqualified, or be removed.  The Board shall have the power to remove any officer at any time and, in addition, may designate by resolution, officers who shall have the authority to dismiss any officer, agent or employee.

                                                      ARTICLE V

                                            POWERS AND DUTIES OF OFFICERS

         Section 5.1       Representation.  The Chairman of the Board, any Vice Chairman, the President, the
                           --------------
General Counsel, and such other officer or officers of the Association as may be empowered so to do by the
Board, or any one of them, shall have power to act for, appear in behalf of, and represent this Association before all Departments and Courts of the United States of America, and any State, Territory or Possession
thereof, and to execute general or special powers of attorney for litigation in favor of lawyers, solicitors, agents, or any other legal representatives, granting to them such powers and authorization, whether ordinary or extraordinary, and with or without limitation, which any such officer may deem advisable, including the power to settle in or out of court, or to submit to arbitrators or other adjustment, any question in which this Association may be interested; and to employ counsel and direct the taking of any legal action in reference to any of the foregoing, or any other matter or thing touching the interest of the Association.

         Section 5.2       Real Estate Conveyances.  All transfers and conveyances of real estate, including
                           -----------------------
releases of mortgages, deeds of trust and other real estate interests held, or purportedly held, by the
Association, may without any further order of the Board be executed and delivered by the Chairman of the
Board, any Vice Chairman, the President, or any Executive Vice President and such other Officers of the
Association as the Board, by resolution, may appoint, sealed with the corporate seal of the Association and, if required, attested by the Secretary or one of the Assistant Secretaries of the Association.

         Section 5.3       Voting of Securities.  Unless otherwise ordered by the Board or the Executive
                           --------------------
Committee, the Chairman of the Board, any Vice Chairman, the President, any Executive Vice President, or such other Officers of this Association as the Board, by resolution, shall appoint, shall each have full power and authority in behalf of the Association to attend, and to act and to vote at any meeting of the stockholders of any corporation in which the Association may hold stock, in its own capacity or in any fiduciary capacity, and in connection with such meeting each of said officers shall possess and may exercise in behalf of the
Association any and all rights and powers incident to the ownership of such stock, including the power to sign proxies therefor; provided, that any proxy granted with respect to stock held in a fiduciary capacity shall be limited to a single meeting and shall either be limited to voting for trustees or directors or shall direct how such proxy holder shall vote.

         Section 5.4       Foreclosure of Collateral.  The Chairman of the Board, any Vice Chairman, the
                           -------------------------
President, and any Executive Vice President, and such other Officers of this Association as the Board, by resolution, shall appoint, shall each have power and authority for and on behalf of this Association to request, order or direct the foreclosure of any mortgage, deed of trust or other security agreement in favor of the Association held or owned by the Association (or held by this Association in trust) securing a loan or loans or other obligations and to exercise any or all of the options and powers inuring to this Association under the provisions of such mortgages, deeds of trust or security agreements or under the terms of the note or notes thereby secured, including the power and authority to appoint and designate a successor trustee or trustees as substitutes for the trustee or trustees named in any such mortgage or deed of trust.

         Section 5.5       Refusal to Serve as Trustee.  The Chairman of the Board, any Vice Chairman, the
                           ---------------------------
President, and any Executive Vice President, or such Officers as the Board, by resolution, shall appoint, shall each have power and authority to act for the Association in refusing or declining to act as trustee under any mortgage or deed of trust securing a loan on real or personal property in which this Association is named or designated as trustee, and/or to resign as such trustee, and to make, execute and deliver in the name of, and for and in behalf of the Association, appropriate instruments, in writing, evidencing such refusal or declination to so act or such resignation.

         Section 5.6       Authentication of Securities.  The Chairman of the Board, any Vice Chairman, the
                           ----------------------------
President, any Executive Vice President, or such Officers as the Board, by resolution shall approve, shall each have authority to countersign or authenticate bonds or certificates on behalf of this Association as
Trustee, and to sign, in behalf of this Association as Trustee, authentications or certifications of this
Association as Trustee under any mortgage, deed of trust or other agreement securing an issue of bonds, debentures, notes or other obligations of any corporation, association or individual, or as registrar or transfer agent, and also certificates of deposit for stock, bonds, debentures, notes or other obligations, interim certificates and trust certificates.  The Chairman of the Board, any Vice Chairman, the President,
any Executive Vice President, and such Officers as the Board, by resolution, shall appoint, or the Secretary and any Assistant Secretary shall each have authority to countersign or authenticate bonds or certificates on behalf of this Association where this Association is the direct purchaser of the issue and to execute any closing documents required for the purchase of such bonds.

         Section 5.7       Trust Division.  The Chairman of the Board shall assign an Officer who shall have
                           --------------
and may exercise, subject to the control of the Chairman, a Vice Chairman or the President, general supervision over the Trust Division.  Such Officer together with such other Officers designated by the Board and  assigned to the Trust Division  and each of them, may represent the Association in any of the business of said division.  All securities and funds held by the Association in a fiduciary capacity and the accounts of each trust or other fiduciary relationship shall be held separate and apart from those of every other and entirely separate and apart from the assets of the Association, and such securities shall be subject to the joint control of two Officers or, if designated by the Officer having general supervision of the Trust
Division, employees of the Trust Division.

         Section 5.8       Trusts.  The Chairman of the Board, any Vice Chairman, the President, any Executive
                           ------
Vice President, the Officer having general supervision of the Trust Division, or such other Officers as the
Board may designate within the Trust Division  shall each have authority, for and on behalf of this
Association, to accept or reject any and all trusts or other fiduciary duties or responsibilities which may be offered to this Association, and in connection therewith to execute, on behalf of this Association, all trust agreements or other appropriate instruments and the Secretary, or any Assistant Secretary of this
Association, is authorized to affix the seal of this Association to any such trust agreement or other instrument which has been duly signed by any such officer.

         Section 5.9       Substitution of Attorney-in-Fact.  Whenever this Association has been, or may be
                           --------------------------------
appointed Attorney-in-Fact, with power of substitution in and about the transfer of shares of capital stock, bonds or other instruments commonly referred to as securities of any corporation or other entity, the
Chairman of the Board, any Vice Chairman, the President, or any Executive Vice President  or such other
Officers as the Board shall, by resolution, designate, may substitute, by a proper written instrument, an attorney-in-fact to act in the place and stead of this Association in and about such transfer.

         Section 5.10      Purchase or Transfer of Securities.  The Chairman of the Board, any Vice Chairman,
                           ----------------------------------
the President, and any Executive Vice President, the Controller or such other Officers as the Board shall, by resolution, designate, shall each have authority for and in behalf of the Association, and in its name, to sell, assign and transfer, or to purchase or otherwise acquire, directly or through a cash account of this
Association established or maintained with a brokerage firm selected by such person, any and all shares of the capital stock, bonds, or other instruments commonly referred to as securities, and notes, mortgages and deeds of trust issued by any corporation or other entity and held or to be held by this Association in its own capacity or in any fiduciary capacity; and the Chairman of the Board, any Vice Chairman or the President
may designate, in writing, from time to time, such other officers or employees as shall be authorized to exercise the powers granted by this Section.

         Section 5.11      Banking Relationships.  The Chairman of the Board, any Vice Chairman and the
                           ---------------------
President shall each have authority for and in behalf of the Association to designate from time to time institutions with which this Association may maintain checking or other depository accounts, safekeeping accounts, clearing accounts or such other form of account as may be deemed necessary or appropriate for the conduct of the Association's business, whether any such account shall be in the name of this Association or in the name of this Association in any custodial or fiduciary capacity, and to designate from time to time such individuals, who may be officers or employees of this Association, as shall be authorized to effect transactions with respect thereto, and with respect to any and all accounts or transactions with the Federal
Reserve Bank , including, without limitation, the signing of checks, drafts or other orders with respect to any depository account to effect the deposit or withdrawal of funds, securities, instruments or other documents held in or subject to any such account, including delivery instructions with respect to any safekeeping, clearing or other form of account, and any such transactions as may be effected by a designated individual shall include authority to effect transfers of funds, securities, instruments or other documents subject to any such account by wire or telephone instruction.

                                                     ARTICLE VI

                                                        STOCK

         Section 6.1       Stock Certificates--Transferred.  The capital stock of this Association shall be
                           -------------------------------
represented by certificates signed by the Chairman of the Board, any Vice Chairman, the President, or any
Executive Vice President, and attested by the Secretary or an Assistant Secretary, with the corporate seal affixed, and shall be transferable only on the books of the Association, in person or by attorney duly authorized according to law; and when stock is transferred, the certificate therefor shall be returned to the
Association and canceled, and new certificate issued.

         Section 6.2       Stockholders Recognized.  Until stock shall be transferred, as provided in Section
                           -----------------------
6.l, no person shall be recognized by this Association as the owner of said stock, except the person to whom the same was issued, and in whose name the same stands on the books of the Association, except as provided by law in case of executor, administrator, guardian or trustee.

         Section 6.3       Record Date.  With respect to each meeting of stockholders, each declaration and
                           -----------
payment of a dividend or distribution, or each declaration and grant of allotment of rights, the Board may fix a date preceding the date on which such event affecting the rights of any stockholder shall occur as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting or entitled to receive payment of any such dividend or to any such allotment of rights or to exercise the rights in respect of any change, conversion or exchange of capital stock, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Association after any such record date fixed as aforesaid.  Any such date as may be fixed by the Board as the record date shall not precede the date of any meeting of stockholders, the date for the payment of any dividend or the date for allotment of rights or the date when any change, conversion or exchange of capital stock shall go into effect by more than fifty days.  If the Board shall not have set a record date for the determination of its stockholders entitled to participate in the event for which a record date be established, the date on which notice of the meeting is mailed or the date such dividend is declared or other right announced shall be the record date for such determination of stockholders so entitled to participate.

                                                     ARTICLE VII

                                                    MISCELLANEOUS

         Section 7.1       Fiscal Year.  The fiscal year of this Association shall end on the 31st day of
                           -----------
December in each year, and at the close of each fiscal year it shall be the duty of the Board to cause a complete and accurate statement of the financial condition of the Association to be made forthwith from the books thereof, a copy of which shall be submitted to the stockholders at the annual meeting.

         Section 7.2       Seal.  The Association shall have a corporate seal which shall have inscribed
                           ----
around the upper circumference thereof "Commerce Bank" and around the lower circumference thereof "National
Association" and elsewhere thereon shall bear the word "Seal".

         Section 7.3       Business Hours.  The main office and all other facilities of the Association shall
                           --------------
be open for the transaction of business on such days and during such hours as the Board or the Executive
Committee may in its discretion determine.  The Board of Directors, or the Executive Committee, however, may in its discretion change said hours and days, or close the office entirely, whenever the interests of the
Association will be best served thereby, or circumstances shall render the same proper.

         Section 7.4       Amendments.  The Board shall have the power to make, alter, amend, or repeal the
                           ----------
By-Laws of this Association from time to time.

                                                                                                  Exhibit 5

                                               COPIES OF INDENTURE

                                                                                                      Exhibit 5

Copies of the  Indentures  referred  to in Item 4 hereof have  heretofore  been filed with the  Securities  and
Exchange  Commission  under the Securities  Act of 1933 and the Securities  Exchange Act of 1934 as Exhibits to
the  Registration  Settlements  of the  Farmland  Industries,  Inc.  The  copies of  Indentures  listed in this
Exhibit 5 hereof are hereby  incorporated  by reference to the Exhibits to the  Registration  Statements  which are listed as items (a) through (g) as follows:

                  (a)    Trust Indenture dated November 8, 1984.
                         (Form S-1, No. 2-94400 effective December 31, 1984).
                         5-Year Subordinated Capital Investment Certificates

                  (b)    Trust Indenture dated November 8, 1984.
                         (Form S-1, No. 2-94400 effective December 31, 1984).
                         10-Year Subordinated Capital Investment Certificates

                  (c)    Trust Indenture dated November 8, 1984.
                         (Form S-1, No. 2-94400 effective December 31, 1984).
                         20-Year Subordinated Capital Investment Certificates

                  (d)    Trust Indenture dated November 8, 1984
                         (Form S-1, No. 2-9440 effective December 31, 1984)
                         10-Year Subordinated Monthly Income Capital Investment Certificates

                  (e)    Trust Indenture dated November 8, 1984
                         (Forms S1, No. 2-94400 effective December 31, 1984)
                         10-year IRA Certificates

                  (f)    Trust Indenture dated November 11, 1985
                         (Form S-1, No. 33-1970, effective December 3, 1985)
                         5-Year Subordinated Monthly Income Capital Investment
                         Certificates

                  (g)    Subordinated Indenture dated as of December 4, 1997
                         (Form S-1, No. 333-40759, effective December 15, 1997)

                         [The remainder of this page was intentionally left blank]

                                                                                                      Exhibit 6

                                        CONSENTS OF THE TRUSTEE REQUIRED
                                          BY SECTION 321(B) OF THE ACT

                                                                                                      Exhibit 6

                                             CONSENT OF THE TRUSTEE
                                             ----------------------

                  Pursuant to Section 321(b) of the Trust Indenture Act, Commerce Bank,  National  Association,
hereby  consents  to the  release of  reports of  examinations  by  Federal,  State,  Territorial  or  District
authorities  to the  Securities  and  Exchange  Commission  upon  request  therefor.  Dated  this  31st  day of
                                                                                                   ------
October, 2001.
-------------

                                 COMMERCE BANK,
                                 NATIONAL ASSOCIATION, Trustee

                                 By:                /s/                William                E.
                                                    -----------------------------------------------------------
Ekey
-------------------------------------------------------
                                         William E. Ekey
                                         Vice-President

                                                                                                      EXHIBIT 7

                             COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE
                                  PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS
                                     OF THE SUPERVISING EXAMINING AUTHORITY

COMMERCE BANK, N.A. (MISSOURI)
STATEMENT OF CONDITION
                                          SEPTEMBER 30, 2001

ASSETS
----------------------------------------------------------------------------------------------------------------

Loans, less allowance for loan losses                                                           $ 6,663,931,000
Investment Securities:
   US Government and Federal Agency Obligations                         $ 540,822,000
   Obligation of States and Political Subdivisions                         16,465,000
   Other Securities                                                     1,534,119,000             2,091,406,000
                                                                  --------------------
Federal Funds Sold and Securities Purchased Under
   Agreement to Resell                                                                              306,850,000
Trading Account Securities                                                                           56,335,000
                                                                                      --------------------------
   Net Earning Assets                                                                           $ 9,118,522,000
Cash and Due From Banks                                                                             788,137,000
Land, Buildings, and Equipment                                                                      242,182,000
Customer's Acceptance Liability                                                                       4,607,000
Other Assets                                                                                        210,099,000

                                                                                      --------------------------
Total Assets                                                                                   $ 10,363,547,000
                                                                                      ==========================

LIABILITIES AND STOCKHOLDER'S EQUITY
----------------------------------------------------------------------------------------------------------------

Deposits:
   Demand                                                              $1,154,389,000
   Savings and Interest Bearing Demand                                  4,798,940,000
   Time                                                                 2,282,772,000           $ 8,236,101,000
                                                                  --------------------
Federal Funds Purchased and Securities Sold Under
   Agreements to Repurchase                                                                         697,858,000
Accrued Expenses and Other Liabilities                                                              593,317,000
Acceptances Outstanding                                                                               4,607,000
                                                                                      --------------------------
   Total Liabilities                                                                            $ 9,531,883,000

Minority Interest in Consolidated Subsidiaries                                                     $    110,000

Stockholders' Equity:
   Capital Stock                                                                                     10,000,000
   Capital Surplus                                                                                  551,606,000
   Undivided Profits                                                                                269,948,000
                                                                                      --------------------------
      Total Stockholder's Equity                                                                    831,554,000

                                                                                      --------------------------
Total Liabilities and Stockholders' Equity                                                     $ 10,363,547,000
                                                                                      ==========================